SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 21, 2000


                            STILWELL FINANCIAL INC.
              (Exact name of company as specified in its charter)


            DELAWARE                  001-15253              43-1804048
  (State or other jurisdiction     (Commission file        (IRS Employer
        of incorporation)              number)          Identification Number)


             920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:
                                 (816) 218 - 2400


                                  Not Applicable

           (Former name or former address if changed since last report)




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Item 5.          Other Events

On July 21, 2000, Stilwell Financial Inc. issued a news release concerning the announcement of financial results for the three and six months ended June 30, 2000. This news release is attached as an Exhibit to this Form 8-K.

Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.     Document
                 (99)            Additional Exhibits

                 99.1 News release issued by Stilwell Financial Inc. dated July 21, 2000 concerning the announcement of financial results for the three and six months ended June 30, 2000, is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Stilwell Financial Inc.


Date: July 21, 2000             By:        /s/  Douglas E. Nickerson
                                              Douglas E. Nickerson
                                        Vice President and Controller
                                         (Principal Accounting Officer)